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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 24, 1999

IMH ASSETS CORP. (as depositor under a Series 1999-2 Indenture, dated as of June 28, 1999, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 1999-2)


                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 333-60707                33-0705301
         ----------                 ---------                ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


1401 Dove Street
Newport Beach,
California                                                     92660
----------                                                     -----
(Address of Principal                                        (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600



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Item 5.  Other Events.
         ------------

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999 and for the periods ending March 31, 1999 and March 31, 1998 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.                    Description
-----------          -----------                    -----------

1                    23                             Consent of KPMG LLP,
                                                    independent auditors of
                                                    Ambac Assurance
                                                    Corporation and subsidiaries
                                                    with respect to the IMH
                                                    Assets Corp. Collateralized
                                                    Asset-Backed Bonds, Series
                                                    1999-2



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               IMH ASSETS CORP.


                                               By: /s/ Richard J. Johnson
                                                   --------------------------
                                               Name:   Richard J. Johnson
                                               Title:  Chief Financial Officer


Dated: June 24, 1999

                                  EXHIBIT INDEX


                  Item 601(a) of                                   Sequentially
Exhibit           Regulation S-K                                   Numbered
Number            Exhibit No.            Description               Page
------            -----------            -----------               ----

1                 23                     Accountants' Consent      6